SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2004

THE MIDLAND COMPANY

(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	1-6026 (Commission File No.)	31-0742526 (IRS Employer Identification No.)

7000 Midland Boulevard, Amelia, Ohio 45102-2607
(Address of principal executive offices) (Zip Code)

(513) 943-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d.(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
SIGNATURES
Exhibit 99

Item 2.02 Results of Operations and Financial Condition.

     On October 21, 2004, the Registrant issued a press release announcing its financial results for the quarter ended September 30, 2004. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MIDLAND COMPANY
Date: October 21, 2004	By:	/s/ John I. Von Lehman
John I. Von Lehman
Executive Vice President, Chief Financial Officer and Secretary